                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 18, 2001


                           DOW JONES & COMPANY, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                         1-7564                 13-5034940
  (State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
   of incorporation)                                      Identification No.)

   200 Liberty Street, New York, New York                              10281
  (Address of principal executive offices)                         (Zip Code)

   Registrant's telephone number, including area code:  (212) 416-2000

The undersigned registrant hereby amends the following exhibits of its Current Report on Form 8-K filed on June 18, 2001, as set forth in the pages attached hereto:

              99.1 Script of Prepared Remarks of Peter Kann for the Mid Year Media Review 2001 on June 18, 2001.

              99.2 Script of Prepared Remarks of Richard Zannino for the Mid Year Media Review 2001 on June 18, 2001.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  DOW JONES & COMPANY, INC.


Dated: June 19, 2001                           By: /s/ Christopher W. Vieth
                                                   ------------------------
                                                       Christopher W. Vieth
                                                      Vice President, Finance
                                                      and Corporate Controller
                                                     (Chief Accounting Officer)

                                  EXHIBIT INDEX





Exhibit No.         Description
----------          -----------

   99.1 Script of Prepared Remarks of Peter Kann for the Mid Year Media Review 2001 on June 18, 2001.

   99.2 Script of Prepared Remarks of Richard Zannino for the Mid Year Media Review 2001 on June 18, 2001.